Exhibit 10.30

AMENDMENT TO SUBSCRIBER AGREEMENT

THIS AGREEMENT is made on the 21 day of February 2007

BETWEEN

(1)                                 GALILEO NEDERLAND B.V, registered in the Netherlands, whose registered office is at Taurusavenue 33, 2132 Hoofddorp, the Netherlands (“Galileo”).

AND

(2)                                 EBOOKERS LIMITED, registered in England No. 1594480, whose registered office is at 140 Aldersgate Street, London, EC1A 4HY. (“Subscriber”).

1.                                      Introduction

1.1                                 The parties entered into an incentive agreement on the 5th day of August 2005 (the “Incentive Agreement”).

1.2                                 Galileo has entered into an agreement with Virgin Atlantic Airways Limited (“Virgin”) where under, Galileo shall, amongst other things, receive the benefit of Virgin’s full fare content (the “Virgin Agreement”).

1.3                                 In consideration for the Subscriber receiving Virgin’s full fare content via the Galileo System, the Subscriber agrees to the provisions set out in this amendment.

2.                                      Definitions and interpretation

2.1                                 All capitalised terms not defined in this Agreement shall have the same meanings as those in the Incentive Agreement.

2.2                                 The paragraph numbers contained within this Agreement are for ease of reference only.

2.3                                 Save for the terms and conditions of this amendment, all other terms and conditions of the Incentive Agreement shall remain in full force and effect.

3.                                      Amendments to the Incentive Agreement

3.1                                 Subject to clause 3.2 below, the Subscriber agrees to accept a discount of (***) on the Productivity Incentives it receives from Galileo under the relevant provisions of the Incentive Agreement for all Virgin air Segments booked and ticketed via the Galileo System.

3.2                                 Clause 3.1 above shall be subject to the following:

(a)                                  this arrangement shall commence on the 1st day of January 2006 (the “Discount Start Date”) and will terminate on 28 February 2009; and

(b)                                 Galileo shall pay Productivity Incentives to the Subscriber at the rates and in the manner set out in the relevant provisions of the Incentive Agreement less the (***) discount which Galileo shall recover from the Subscriber every 3 months (invoicing the Subscriber for the same), commencing from the Discount Start Date.

IN WITNESS OF THE ABOVE the parties accept the amendments herein and have signed this amendment to the Subscriber Agreements on the date hereof.

SIGNED by	)
)
on behalf of	)
GALILEO INTERNATIONAL	)
LIMITED	)

SIGNED by	)	DAVID GIBBS
	)	COMMERCIAL DIRECTOR, AIRLINE CONTENT
on behalf of	)
EBOOKERS LIMITED	)	/s/ DAVID GIBBS
1/02/07